                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 March 20, 2003
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
     (as Depositor of Sequoia Mortgage Trust 2003-1, the Issuer of Mortgage
        Pass-Through Certificates under a Pooling and Servicing Agreement dated as of February 1, 2003)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                  333-100520-01            35-2170972
            --------                  -------------            ----------
(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
 Incorporation)                                              Identification No.)

             591 Redwood Highway, Suite 3160, Mill Valley, CA 94941
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                      -------------------------------------
                        (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

                  Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2003-1 (the "Certificates").

                  The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, March 20, 2003.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 10, 2003

                                         SEQUOIA RESIDENTIAL FUNDING, INC.

                                         By: /s/ Harold F. Zagunis
                                             -----------------------------
                                             Harold F. Zagunis
                                             Chief Financial Officer, Treasurer
                                             and Secretary

                                  EXHIBIT INDEX

Exhibit Number                                                       Page Number
--------------                                                       -----------
10.1     Monthly Payment Date Statement relating to the
         distribution to Certificateholders, March 20, 2003......         5